UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

    The NASDAQ OMX Group, Inc.

(Name of registrant as specified in its charter)

    N/A

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to Be Held on Thursday, May 27, 2010

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/ndaq

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 13, 2010 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)
By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.
Telephone:	1-888-313- 0164
(outside of the U.S and Canada call 201- 680-6688)
Email:	shrrelations@bnymelon.com
(you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/ndaq

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

Dear NASDAQ OMX Stockholder:

The 2010 Annual Meeting of Stockholders of The NASDAQ OMX Group, Inc. (the “NASDAQ OMX”) will be held at the NASDAQ OMX MarketSite, Four Times Square, New York, New York 10036, on Thursday, May 27, 2010, at 9:00 a.m. (EDT).

Proposals to be considered at the Annual Meeting:

(1)	to elect 15 directors to a one-year term;

(2)	to ratify the appointment of Ernst & Young LLP as NASDAQ OMX’s independent registered public accounting firm for the fiscal year ending December 31, 2010;

(3)	to approve the amended and restated NASDAQ OMX Equity Incentive Plan;

(4)	to approve an amendment to the NASDAQ OMX Equity Incentive Plan to allow for a one-time stock option exchange program;

(5)	to approve the amended and restated NASDAQ OMX Employee Stock Purchase Plan;

(6)	to approve the 2010 NASDAQ OMX Executive Corporate Incentive Plan;

(7)	to approve the conversion of Series A preferred stock into common stock; and

(8)	to transact such other business as may properly come before the annual meeting or any adjournment or postponement of the meeting.

Management recommends a vote “FOR” each of the nominees for director and a vote “FOR” the proposals.

The Board of Directors has fixed the close of business on April 1, 2010 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER

i

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR WHEN YOU VOTE YOUR PROXY ELECTRONICALLY.	g

72468

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

Meeting Location:

NASDAQ OMX MarketSite

Four Times Square

New York, New York 10036

You can find directions to attend the Annual Meeting and vote in person at: http://ir.nasdaqomx.com/annuals.cfm

The following Proxy Materials are available for you to review online at http://www.proxyvoting.com/ndaq:

•	the NASDAQ OMX 2010 Proxy Statement (including all attachments thereto);

•	the NASDAQ OMX Annual Report for the year ended December 31, 2009 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11- digit control number located on the reverse side of this form)

Telephone:	1-888- 313-0164 (outside of the U.S and Canada call 201- 680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/ndaq

The Proxy Materials for The NASDAQ OMX Group, Inc. are available to review at:

http://www.proxyvoting.com/ndaq

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online,

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote

Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this letter in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

72468